Exhibit 99.1

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

949.542.1330

doug.naylor@qlogic.com

QLOGIC REPORTS FOURTH QUARTER

AND FISCAL YEAR 2015 RESULTS

Annual revenue grows 13%; Non-GAAP EPS up 17%

ALISO VIEJO, Calif., April 30, 2015—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended March 29, 2015.

Fourth Quarter Highlights

•	Net revenue: $133.0 million

•	GAAP net income: $11.1 million or $0.13 per diluted share

•	Non-GAAP net income: $24.9 million or $0.28 per diluted share

•	Cash and marketable securities: $316.4 million as of March 29, 2015

•	Cash generated from operations: $45.2 million

Fiscal Year Highlights

•	Net revenue: $520.2 million

•	GAAP net income: $50.6 million or $0.57 per diluted share

•	Non-GAAP net income: $97.0 million or $1.10 per diluted share

•	GAAP operating income: $54.4 million

•	Non-GAAP operating income: $106.8 million

•	Operating margin: 10.5% GAAP, 20.5% non-GAAP

Net revenue for the fourth quarter of fiscal 2015 was $133.0 million and increased 15% from $115.7 million in the same quarter last year. Revenue from Advanced Connectivity Platforms was $120.7 million during the fourth quarter of fiscal 2015 and increased 19% from $101.1 million in the same quarter last year.

Net income on a GAAP basis for the fourth quarter of fiscal 2015 increased to $11.1 million, or $0.13 per diluted share, from a net loss of $46.8 million, or $0.54 per diluted share, for the fourth quarter of fiscal 2014. Net income on a non-GAAP basis for the fourth quarter of fiscal 2015 increased 20% to $24.9 million, or $0.28 per diluted share, from $20.8 million, or $0.24 per diluted share, for the fourth quarter of fiscal 2014.

Net revenue for fiscal 2015 was $520.2 million and increased 13% from $460.9 million in fiscal 2014. Revenue from Advanced Connectivity Platforms was $465.0 million during fiscal 2015 and increased 20% from $386.7 million in fiscal 2014. Net income on a GAAP basis for fiscal 2015 increased to $50.6 million, or $0.57 per diluted share, from a net loss of $18.3 million, or $0.21 per diluted share, in fiscal 2014. Net income on a non-GAAP basis for fiscal 2015 increased to $97.0 million, or $1.10 per diluted share, from $82.8 million, or $0.94 per diluted share, in fiscal 2014.

“I am very pleased with our achievements during the fourth quarter and for the full year of fiscal 2015. We accomplished a great deal, including expansion of our market share position for both our Fibre Channel and Ethernet products1. In addition, during fiscal 2015, we were the first to sample the next generation 25/40/50/100Gb Ethernet controllers to customers that serve the enterprise and Cloud markets,” said Prasad Rampalli, president and chief executive officer, QLogic. “From a financial perspective, our revenue during fiscal 2015 increased by 13% over fiscal 2014 and our operating income and earnings per share expanded at even higher growth rates. Our focus on server and storage connectivity provides us excellent leverage from both a product development and customer engagement standpoint. I believe that as we continue to execute on our strategy, we are well positioned to deliver on our top and bottom line growth plans in the coming year.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s fourth quarter fiscal 2015 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Prasad Rampalli, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and will include certain prepared materials. Phone access to participate in the conference call is available at (800) 334-0872, passcode: 3610509.

The financial information and the prepared materials that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the webcast will be available at http://ir.qlogic.com for twelve months.

[1]	Based on calendar year 2014 reports from the Dell’Oro Group and Crehan Research

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, as well as our belief that our focus on server and storage connectivity provides us excellent leverage from both a product development and customer engagement standpoint, our belief that we will continue to execute on our strategy, and that, if we execute on our strategy, we are well positioned to deliver on our top and bottom line growth plans in the coming year) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; unfavorable economic conditions; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; uncertain benefits from strategic business combinations, acquisitions and divestitures; the ability to attract and retain key personnel; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; a reduction in sales efforts by current distributors; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 29, 2015	March 30, 2014	March 29, 2015	March 30, 2014
Net revenues	$133,043	$115,720	$520,198	$460,907
Cost of revenues	55,497	39,422	214,146	150,800

Gross profit	77,546	76,298	306,052	310,107

Operating expenses:
Engineering and development	36,157	36,598	144,260	147,010
Sales and marketing	16,690	16,410	64,330	68,367
General and administrative	7,238	9,399	32,512	32,097
Special charges	5,648	56,524	10,520	74,853

Total operating expenses	65,733	118,931	251,622	322,327

Operating income (loss)	11,813	(42,633)	54,430	(12,220)

Interest and other income, net	594	1,492	763	3,260

Income (loss) before income taxes	12,407	(41,141)	55,193	(8,960)

Income taxes	1,259	5,638	4,600	9,306

Net income (loss)	$11,148	$(46,779)	$50,593	$(18,266)

Net income (loss) per share:
Basic	$0.13	$(0.54)	$0.58	$(0.21)
Diluted	$0.13	$(0.54)	$0.57	$(0.21)

Number of shares used in per share calculations:
Basic	87,298	87,017	87,584	87,612
Diluted	88,969	87,017	88,463	87,612

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	March 29, 2015	March 30, 2014	March 29, 2015	March 30, 2014
GAAP net income (loss)	$11,148	$(46,779)	$50,593	$(18,266)
Items excluded from GAAP net income (loss):
Stock-based compensation	5,367	4,591	20,545	22,638
Amortization of acquisition-related intangible assets	4,382	1,408	17,299	2,138
Amortization of license fee	718	133	2,828	133
Acquisition-related charges	—	1,517	1,226	1,517
Special charges	5,648	56,524	10,520	74,853
Gains recognized on previously impaired investment securities	—	(425)	—	(425)
Income tax effects	(2,412)	3,783	(6,024)	219

Total non-GAAP adjustments	13,703	67,531	46,394	101,073

Non-GAAP net income	$24,851	$20,752	$96,987	$82,807

Net income (loss) per diluted share:
GAAP net income (loss)	$0.13	$(0.54)	$0.57	$(0.21)
Adjustments	0.15	0.78	0.53	1.15

Non-GAAP net income	$0.28	$0.24	$1.10	$0.94

Number of shares used in non-GAAP per diluted share calculations	88,969	87,819	88,463	88,111

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Year Ended
	March 29, 2015	March 30, 2014	March 29, 2015	March 30, 2014
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$178	$267	$1,049	$1,349
Amortization of acquisition-related intangible assets	4,213	1,408	16,596	2,138
Amortization of license fee	718	133	2,828	133
Acquisition-related charges	—	802	1,226	802

Total cost of revenue adjustments	5,109	2,610	21,699	4,422

Operating expenses:
Engineering and development:
Stock-based compensation	2,501	1,848	10,024	10,918
Sales and marketing:
Stock-based compensation	1,366	1,063	4,631	5,337
Amortization of acquisition-related intangible assets	169	—	703	—
General and administrative:
Stock-based compensation	1,322	1,413	4,841	5,034
Acquisition-related charges	—	715	—	715
Special charges	5,648	56,524	10,520	74,853

Total operating expense adjustments	11,006	61,563	30,719	96,857

Interest and other income:
Gains recognized on previously impaired investment securities	—	(425)	—	(425)

Total non-GAAP adjustments before income taxes	16,115	63,748	52,418	100,854

Income tax effects	(2,412)	3,783	(6,024)	219

Total non-GAAP adjustments	$13,703	$67,531	$46,394	$101,073

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	March 29, 2015	March 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$115,241	$91,258
Marketable securities	201,174	186,783

Total cash and marketable securities	316,415	278,041
Accounts receivable, net	87,436	65,213
Inventories	29,978	18,036
Deferred tax assets	12,545	15,080
Other current assets	21,802	16,590

Total current assets	468,176	392,960

Property and equipment, net	78,501	86,527
Goodwill	167,232	167,232
Purchased intangible assets, net	77,659	95,163
Deferred tax assets	36,335	32,827
Other assets	20,752	23,554

	$848,655	$798,263

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$40,497	$30,657
Accrued compensation	22,476	26,956
Accrued taxes	2,711	981
Deferred revenue	3,359	3,954
Other current liabilities	8,359	16,123

Total current liabilities	77,402	78,671

Accrued taxes	14,516	17,095
Other liabilities	9,721	9,071

Total liabilities	101,639	104,837

Stockholders’ equity:
Common stock	215	214
Additional paid-in capital	983,579	958,008
Retained earnings	1,722,664	1,672,071
Accumulated other comprehensive income (loss)	(99)	435
Treasury stock	(1,959,343)	(1,937,302)

Total stockholders’ equity	747,016	693,426

	$848,655	$798,263

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Year Ended
	March 29, 2015	March 30, 2014
Cash flows from operating activities:
Net income (loss)	$50,593	$(18,266)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	47,119	32,523
Stock-based compensation	20,545	22,638
Deferred income taxes	(1,457)	(3,637)
Asset impairments	3,697	8,022
Other non-cash items	1,136	2,729
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(22,337)	899
Inventories	(11,942)	6,660
Other assets	3,924	(19,013)
Accounts payable	3,487	4,376
Accrued compensation	(4,480)	(1,511)
Accrued taxes, net	821	9,855
Other liabilities	(8,610)	11,516

Net cash provided by operating activities	82,496	56,791

Cash flows from investing activities:
Purchases of available-for-sale securities	(189,707)	(342,921)
Proceeds from sales and maturities of available-for-sale securities	173,403	510,816
Purchases of property and equipment	(26,118)	(27,550)
Acquisition of businesses	—	(157,352)

Net cash used in investing activities	(42,422)	(17,007)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	9,717	8,711
Minimum tax withholding paid on behalf of employees for restricted stock units	(4,690)	(4,739)
Purchases of treasury stock	(21,140)	(47,785)
Other financing activities	22	(245)

Net cash used in financing activities	(16,091)	(44,058)

Net increase (decrease) in cash and cash equivalents	23,983	(4,274)
Cash and cash equivalents at beginning of year	91,258	95,532

Cash and cash equivalents at end of year	$115,241	$91,258

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Year Ended
	March 29, 2015	March 30, 2014	March 29, 2015	March 30, 2014
Advanced Connectivity Platforms	$120,718	$101,085	$465,000	$386,738
Legacy Connectivity Products	12,325	14,635	55,198	74,169

	$133,043	$115,720	$520,198	$460,907